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                                                                      Exhibit 32




                CERTIFICATION PURSUANT TO 18. U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


     The undersigned executive officers of the Registrant hereby certify that this Annual Report on Form 10-K for the year ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



                                       By:      /s/ John R. Male
                                           -------------------------------------
                                           Name: John R. Male
                                           Title: Chairman of the Board and
                                           Chief Executive Officer



                                       By:      /s/ C. Keith Swaney
                                           -------------------------------------
                                           Name: C. Keith Swaney
                                           Title: President and Chief Financial
                                           Officer


Date: September 23, 2003